UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021

TELIGENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TLGT	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer or Listing.

On April 16, 2021 Teligent, Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Filing Requirement”) as a result of the Company not having timely filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (“Form 10-K”) with the Securities and Exchange Commission (the “SEC”). The Notice has no immediate effect on the Company’s Nasdaq listing or trading of the Company’s common stock.

The Company was unable to timely file the Form 10-K due to ongoing regulatory and product remediation efforts resulting in the need to reforecast short and long term financial projections and valuations for impairment testing. The Company is working diligently to resolve these complex issues in order to file the delinquent filing as quickly as possible.

The Company has 60 calendar days (June 15, 2021) to submit a plan to regain compliance under Nasdaq’s listing rules with respect to the failure to satisfy the Filing Requirement. If the plan is accepted by Nasdaq, we may be granted an exception of up to 180 calendar days, or until October 12, 2021, in which to regain compliance.

Also, as previously disclosed, the Company was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the bid price of the Company’s securities had closed below $1.00 per share for 30 consecutive days, which is the minimum required closing bid price for continued listing on Nasdaq pursuant to Listing Rule 5450(a)(1) (the “Bid Price Requirement”). If the Company also does not regain compliance by October 6, 2021 with respect to the Bid Price Requirement, then Nasdaq will notify the Company that the Company’s common stock will be delisted from the Nasdaq Global Market, unless the Company requests a hearing before a Nasdaq Hearings Panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: April 22, 2021	By:	/s/ Philip K. Yachmetz
	Name:	Philip K. Yachmetz
	Title:	Chief Legal Officer & Secretary